May 30, 2013

To the Board of Managers and
Members of Partners
Group Private Equity
(Institutional TEI), LLC:

In planning and performing our
audit of the financial statements
of Partners Group Private Equity
(Institutional TEI), LLC
(the Fund) as of and for the year
ended March 31, 2013, in
accordance with the standards
of the Public Company Accounting
Oversight Board (United States),
we considered the Funds internal
control over financial reporting,
including controls over
safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds
internal control over
financial reporting. Accordingly,
we do not express an opinion
on the effectiveness of the
Funds internal control over
financial reporting.
The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits
and related costs of controls.
A funds internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A funds internal
control over financial reporting
includes those policies and
procedures that (1) pertain to
the maintenance of records that,
in reasonable detail, accurately
and fairly reflect the
transactions and dispositions
of the assets of the fund
(2) provide reasonable assurance
that transactions are recorded
as necessary to permit preparation
of financial statements in
accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the company are being made
only in accordance with
authorizations of management
and managers of the fund and
(3) provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use or disposition
of a Funds assets that could
have a material effect on
the financial statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation
of effectiveness to future periods
are subject to the risk that
controls may become inadequate
because of changes in conditions,
or that the degree of compliance
with the policies or procedures
may deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation
of a control does not allow
management or employees, in the
normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis. A material weakness is
a deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the Funds annual
or interim financial statements
will not be prevented or
detected on a timely basis.
Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
over financial reporting that
might be material weaknesses
under standards established by
the Public Company Accounting
Oversight Board (United States).
However, we noted no
deficiencies in the Funds
internal control over financial
reporting and its operation,
including controls over
safeguarding securities, that
we consider to be material
weaknesses as defined
above as of March 31, 2013.
This report is intended solely
for the information and use
of management and the Board
of Managers of Partners Group
Private Equity (Institutional TEI),
LLC and the Securities and
Exchange Commission and is not
intended to be and should
not be used by anyone other
than these specified parties.

PricewaterhouseCoopers LLP
May 30, 2013